UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 6, 2007

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-9204	74-1492779
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas		75251
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 368-2084

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On September 6, 2007, EXCO Resources, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Ares Corporate Opportunities Fund, L.P. (“ACOF”) and J.P. Morgan Securities Inc. as sole underwriter (the “Underwriter”), in connection with the resale (the “Resale”) of 3,250,000 shares of the Company’s common stock by ACOF at a price of $16.30 per share which will result in $52,975,000 of proceeds to the selling shareholder.  These shares are being resold pursuant to a prospectus supplement and accompanying prospectus, as supplemented, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the Company’s registration statement on Form S-3ASR (File No. 333-142361), which was filed and became effective on April 25, 2007.  The Resale is expected to close on or about September 11, 2007.  Following the Resale, it is anticipated that ACOF will beneficially own 4,303,727 shares of the Company’s common stock, including shares issuable upon conversion of the Company’s Series C 7.0% Cumulative Convertible Perpetual Preferred Stock and Series A-1 Hybrid Preferred Stock.

The Company is not selling any shares of common stock in connection with the Offering and will not receive any of the proceeds from the sale of the shares by ACOF.  The Company and ACOF have agreed to indemnify the Underwriter against certain liabilities under the Securities Act or to contribute to payments the Underwriter may be required to make because of those liabilities.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement dated September 6, 2007 by and among the Company, Ares Corporate Opportunities Fund, L.P. and J.P. Morgan Securities Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Dated: September 7, 2007	By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated September 6, 2007 by and among the Company, Ares Corporate Opportunities Fund, L.P. and J.P. Morgan Securities Inc.